UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2008
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware Delaware (States or other jurisdictions of incorporation)	0-30242 1-12407 (Commission File Numbers)	72-1449411 72-1205791 (IRS Employer Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
This Form 8-K/A amends the Current Report on Form 8-K dated May 16, 2008 of Lamar Advertising Company and Lamar Media Corp. (“Lamar”) reporting the completion of Lamar’s acquisition of Vista Media Group, Inc. (“Vista”). The sole purpose of this amendment is to provide the historical financial statements of Vista required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited Consolidated Balance Sheets of Vista as of December 31, 2007 and 2006 and the related audited Consolidated Statement of Operations, Stockholder’s Deficit and Cash Flows for the years ended December 31, 2007 and 2006 are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.
The unaudited Consolidated Balance Sheets of Vista as of March 31, 2008 and the related unaudited Consolidated Statements of Operations and Cash Flows for the three months ended March 31, 2008 and 2007 are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.
(b) Pro Forma Financial Information.
The unaudited Pro Forma Condensed Combined Statement of Operations of Lamar and Vista for the year ended December 31, 2007 are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.
The unaudited Pro Forma Condensed Combined Balance Sheet of Lamar and Vista as of March 31, 2008 and the related unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2008 are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.

(d) Exhibits.

Exhibit
No.	Description

23.1	Consent of McGladrey and Pullen, LLP

99.1	Audited Consolidated Financial Statements of Vista Media Group, Inc. as of December 31, 2007 and 2006 and Unaudited Consolidated Financial Statements of Vista Media Group, Inc. as of March 31, 2008 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Lamar Advertising Company and Vista Media Group, Inc. as of December 31, 2007 and as of March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 30, 2008	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

LAMAR MEDIA CORP.
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of McGladrey and Pullen, LLP

99.1	Audited Consolidated Financial Statements of Vista Media Group, Inc. as of December 31, 2007 and 2006 and Unaudited Consolidated Financial Statements of Vista Media Group, Inc. as of March 31, 2008 and 2007.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Lamar Advertising Company and Vista Media Group, Inc. as of December 31, 2007 and as of March 31, 2008.